[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

SUMMARY PROSPECTUS | February 1, 2010
-------------------------------------------------------------------------------

GROWTH BALANCED FUND

CLASS/Ticker: Class A - WFGBX; Class B - NVGRX; Class C - WFGWX

     Link to Prospectus             Link to SAI
     ------------------             -----------
                            Link to Annual Report
                            ---------------------

BEFORE YOU INVEST, YOU MAY WANT TO REVIEW EACH FUND'S PROSPECTUS, WHICH CONTAINS MORE INFORMATION ABOUT EACH FUND AND ITS RISKS. YOU CAN FIND EACH FUND'S PROSPECTUS AND OTHER INFORMATION ABOUT EACH FUND ONLINE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. YOU CAN ALSO GET INFORMATION AT NO COST BY CALLING 1-800-222-8222, OR BY SENDING AN EMAIL REQUEST TO WFAF@WELLSFARGO.COM THE CURRENT PROSPECTUS ("PROSPECTUS") AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED FEBRUARY 1, 2010 , ALONG WITH THE REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND EACH FUND'S AUDITED FINANCIAL STATEMENTS INCLUDED IN EACH FUND'S MOST RECENT ANNUAL REPORT DATED SEPTEMBER 30, 2009, ARE INCORPORATED BY REFERENCE INTO THIS SUMMARY PROSPECTUS. THE FUND'S SAI AND ANNUAL REPORT MAY BE OBTAINED, FREE OF CHARGE, IN THE SAME MANNER AS THE PROSPECTUS.

INVESTMENT OBJECTIVE
The Growth Balanced Fund seeks total return, consisting of capital appreciation and current income.

FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg.
TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 31 and 33 of the Prospectus and "Additional Purchase and Redemption Information" on page 42 of the SAI.

 SHAREHOLDER FEES (fees paid directly from
  your investments)                                 CLASS A         CLASS B          CLASS C
  Maximum sales charge (load) imposed on              5.75%           None            None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                None            5.00%           1.00%
   (AS A PERCENTAGE OF THE OFFERING PRICE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a
percentage of the value of your
investment)                                        CLASS A          CLASS B          CLASS C
  Management Fees                                    0.25%            0.25%            0.25%
  Distribution (12b-1) Fees                          0.00%            0.75%            0.75%
  Other Expenses                                     0.60%            0.60%            0.60%
  Acquired Fund Fees and Expenses                    0.48%            0.48%            0.48%
  (Underlying Master Portfolios)
  TOTAL ANNUAL FUND OPERATING EXPENSES               1.33%            2.08%            2.08%
  Fee Waivers                                        0.13%            0.13%            0.13%
  TOTAL ANNUAL FUND OPERATING EXPENSES AFTER         1.20%            1.95%            1.95%
  FEE WAIVER/1/

1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratios shown. The committed net operating expense ratios may be increased or terminated only with approval of the Board of Trustees.
EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.

                                                    1 YEAR        3 YEARS       5 YEARS        10 YEARS
 CLASS A (if you sell your shares at the end         $690           $960         $1,250         $2,074
  of the period)
 CLASS B (if you sell your shares at the end         $698           $939         $1,307         $2,112
  of the period)
 CLASS C (if you sell your shares at the end         $298           $639         $1,107         $2,400
  of the period)

                                                   1 YEAR        3 YEARS       5 YEARS        10 YEARS
 CLASS A (if you do not sell your shares at         $690           $960         $1,250         $2,074
  the end of the period)
 CLASS B (if you do not sell your shares at         $198           $639         $1,107         $2,112
  the end of the period)
 CLASS C (if you do not sell your shares at         $198           $639         $1,107         $2,400
  the end of the period)

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 105% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. Currently, the Fund's portfolio combines the different equity and fixed income of several master portfolios. The Fund may also invest in additional or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

The Fund's "neutral" target allocation is 65% of the Fund's total assets in equity securities and 35% of the Fund's total assets in fixed income securities which is consistent with the strategy of the Fund to seek potentially greater returns in most investment environments than a hypothetical fund with a higher allocation to fixed income securities, although the Fund may experience potentially higher volatility in its returns when compared to such fund. We consider the neutral target allocation of the Fund to be "balanced", with the bias in the target allocation toward the growth style within the equity allocation of the Fund to be determinative of use of the descriptive style term "growth" in the Fund's title.
The equity portion of the Fund employs a variety of investment styles by investing in a variety of underlying portfolios. The blending of multiple investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The bulk of the Fund's equity portion is divided equally between large cap core styles, large cap value styles and large cap growth styles. The remainder is invested in small cap styles and international styles, providing broad market capitalization and regional exposure.
The fixed income portion of the Fund employs a variety of investment styles. The blending of multiple investment styles is intended to reduce price and return volatility, and deliver more consistent returns. A majority of the Fund's fixed income portion is allocated to the underlying Managed Fixed Income Portfolio. The remainder is allocated between the Total Return Bond Portfolio and the Inflation-Protected Bond Portfolio.
The Managed Fixed Income Portfolio is a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities. It may include asset backed securities, and is expected to have a dollar-weighted average duration between 2 and 6 years. The Total Return Bond Portfolio invests principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities and is expected to have a dollar-weighted average effective duration between 4 and 5 1/2 years. The Inflation-Protected Bond Portfolio invests principally in inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities.
We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options, or swap agreements, as well as other derivatives, to manage risk or to enhance return. As part of managing the Fund's level of risk, both in absolute terms and relative to its benchmark, we may make changes to the target allocations among different investment styles at any time. When the percentage of Fund assets that we invest in each master portfolio temporarily deviates from the target allocations due to changes in market value, we may use cash flows or effect transactions to reestablish the target allocations.
PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DEBT SECURITIES RISK. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
EMERGING MARKETS RISK. Foreign investment risks are typically greater for securities in emerging markets, which can be more vulnerable to recessions, currency volatility, inflation and market failure.
FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.
GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.
ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.
LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
MORTGAGE- AND ASSET-BACKED SECURITIES RISK. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates.
MULTI-STYLE MANAGEMENT RISK. The management of the Fund's portfolio using different investment styles can result in higher transaction costs and lower tax efficiency than other funds which adhere to a single investment style. REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.
SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.
U.S. GOVERNMENT OBLIGATIONS RISK. U.S. Government obligations may be adversely impacted by changes in interest rates, and may not be backed by the full faith and credit of the U.S. Government.
VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.
--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

[GRAPHIC APPEARS HERE]

CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on October 14, 1998) AS OF 12/31 EACH YEAR
(Returns do not reflect sales charges and would be lower if they did)
  2000            2001        2002        2003       2004         2005        2006       2007         2008        2009
  7.59%          -3.15%      -15.92%     23.23%      7.81%        4.53%      12.15%      6.32%       -35.11%     28.66%

             BEST AND WORST QUARTER
  Best Quarter:       Q2    2009       15.39%
  Worst Quarter:      Q4    2008      -20.73%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns reflect applicable
  sales charges)                                      1 YEAR           5 YEARS          10 YEARS
 CLASS A (Incepted on October 14, 1998)                21.26%           -0.39%            1.33%
  Returns Before Taxes
 CLASS A (Incepted on October 14, 1998)                20.61%           -1.79%            0.09%
  Returns After Taxes on
  Distributions
 CLASS A (Incepted on October 14, 1998)                13.82%           -0.80%            0.62%
  Returns After Taxes on
  Distributions and Sale of Fund Shares
 CLASS B/ /(Incepted on October 1, 1998)               22.71%           -0.36%            1.40%
  Returns Before Taxes
 CLASS C/ /(Incepted on October 1, 1998)               26.74%            0.05%            1.17%
  Returns Before Taxes
 S&P 500 (Reg. TM) INDEX (reflects no                  26.46%            0.42%           -0.95%
  deduction for fees, expenses or taxes)
 BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX             5.93%            4.97%            6.33%
  (reflects no deduction for
  fees, expenses or taxes)

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns reflect applicable
  sales charges)                                  1 YEAR          5 YEARS          10 YEARS
 GROWTH BALANCED COMPOSITE INDEX (reflects         20.65%           2.79%             2.58%
  no deduction for fees,
  expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
FUND MANAGEMENT

INVESTMENT ADVISER    PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Wells Fargo Funds     THOMAS C. BIWER, CFA, Portfolio Manager/2005
 Management, LLC      CHRISTIAN L. CHAN, CFA, Portfolio Manager/2005
                      ANDREW OWEN, CFA, Portfolio Manager/2005

SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Wells Capital    DOUG BEATH, Portfolio Manager/2006
 Management      PETROS BOCRAY, CFA, Portfolio Manager/2009
 Incorporated    JEFFREY P. MELLAS, CAIA, Portfolio Manager/2003

References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND
SHARES
TRANSACTION POLICIES

                                                                               TO PLACE ORDERS OR REDEEM
BUYING FUND SHARES              SELLING FUND SHARES                            SHARES
------------------------------- ---------------------------------------------- ---------------------------------
MINIMUM INITIAL INVESTMENT      See HOW TO SELL SHARES beginning on page 42    MAIL: WELLS FARGO ADVANTAGE FUNDS
 Class A and Class C: $1,000    of the Prospectus                              P.O. Box 8266
 Class B shares are generally                                                  Boston, MA 02266-8266
 closed to new investment.                                                     INTERNET: www.wellsfargo.com/
                                                                               advantagefunds
 MINIMUM ADDITIONAL                                                            PHONE OR WIRE: 1-800-222-8222
 INVESTMENT                                                                    IN PERSON: Investor Center
 All Classes: $100                                                             100 Heritage Reserve
 See HOW TO BUY SHARES                                                         Menomonee Falls,WI 53051.
 beginning on page 40 of the
 Prospectus                                                                    CONTACT YOUR FINANCIAL
                                                                               PROFESSIONAL.

In general, you can buy or sell shares of the Fund by mail, internet, phone, wire or in person on any business day. You also may buy and sell shares through a financial professional.

TAX INFORMATION
Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

                                                                   0200117/P0117
 4

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

SUMMARY PROSPECTUS | February 1, 2010
-------------------------------------------------------------------------------

GROWTH BALANCED FUND

CLASS/Ticker: ADMINISTRATOR CLASS Ticker: NVGBX

     Link to Prospectus             Link to Statement of Additional Information
     ------------------             -------------------------------------------
                            Link to Annual Report
                            ---------------------

BEFORE YOU INVEST, YOU MAY WANT TO REVIEW EACH FUND'S PROSPECTUS, WHICH CONTAINS MORE INFORMATION ABOUT EACH FUND AND ITS RISKS. YOU CAN FIND EACH FUND'S PROSPECTUS AND OTHER INFORMATION ABOUT EACH FUND ONLINE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. YOU CAN ALSO GET INFORMATION AT NO COST BY CALLING 1-800-222-8222, OR BY SENDING AN EMAIL REQUEST TO WFAF@WELLSFARGO.COM THE CURRENT PROSPECTUS ("PROSPECTUS") AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED FEBRUARY 1, 2010 , ALONG WITH THE REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND EACH FUND'S AUDITED FINANCIAL STATEMENTS INCLUDED IN EACH FUND'S MOST RECENT ANNUAL REPORT DATED SEPTEMBER 30, 2009, ARE INCORPORATED BY REFERENCE INTO THIS SUMMARY PROSPECTUS. THE FUND'S SAI AND ANNUAL REPORT MAY BE OBTAINED, FREE OF CHARGE, IN THE SAME MANNER AS THE PROSPECTUS.

INVESTMENT OBJECTIVE
The Growth Balanced Fund seeks total return, consisting of capital appreciation and current income.

FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares.

 SHAREHOLDER FEES (fees paid directly from
  your investments)
  Maximum sales charge (load) imposed on          None
  purchases (AS A PERCENTAGE
   OF THE OFFERING PRICE)
  Maximum deferred sales charge (load) (AS A      None
  PERCENTAGE OF THE OFFERING
   PRICE)

                   ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.25%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.42%
  Acquired Fund Fees and Expenses                 0.48%
  (Underlying Master Portfolios)
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.15%
  Fee Waivers                                     0.20%
  TOTAL ANNUAL FUND OPERATING EXPENSES AFTER      0.95%
  FEE WAIVER/1/

1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.
EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.

   1 Year         $   97
   3 Years        $  346
   5 Years        $  614
  10 Years        $1,380

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 105% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. Currently, the Fund's portfolio combines the different equity and fixed income of several master portfolios. The Fund may also invest in additional or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

The Fund's "neutral" target allocation is 65% of the Fund's total assets in equity securities and 35% of the Fund's total assets in fixed income securities which is consistent with the strategy of the Fund to seek potentially greater returns in most investment environments than a hypothetical fund with a higher allocation to fixed income securities, although the Fund may experience potentially higher volatility in its returns when compared to such fund. We consider the neutral target allocation of the Fund to be "balanced", with the bias in the target allocation toward the growth style within the equity allocation of the Fund to be determinative of use of the descriptive style term "growth" in the Fund's title.
The equity portion of the Fund employs a variety of investment styles by investing in a variety of underlying portfolios. The blending of multiple investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The bulk of the Fund's equity portion is divided equally between large cap core styles, large cap value styles and large cap growth styles. The remainder is invested in small cap styles and international styles, providing broad market capitalization and regional exposure.
The fixed income portion of the Fund employs a variety of investment styles. The blending of multiple investment styles is intended to reduce price and return volatility, and deliver more consistent returns. A majority of the Fund's fixed income portion is allocated to the underlying Managed Fixed Income Portfolio. The remainder is allocated between the Total Return Bond Portfolio and the Inflation-Protected Bond Portfolio.
The Managed Fixed Income Portfolio is a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities. It may include asset backed securities, and is expected to have a dollar-weighted average duration between 2 and 6 years. The Total Return Bond Portfolio invests principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities and is expected to have a dollar-weighted average effective duration between 4 and 5 1/2 years. The Inflation-Protected Bond Portfolio invests principally in inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities.
We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options, or swap agreements, as well as other derivatives, to manage risk or to enhance return. As part of managing the Fund's level of risk, both in absolute terms and relative to its benchmark, we may make changes to the target allocations among different investment styles at any time. When the percentage of Fund assets that we invest in each master portfolio temporarily deviates from the target allocations due to changes in market value, we may use cash flows or effect transactions to reestablish the target allocations.
PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DEBT SECURITIES RISK. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
EMERGING MARKETS RISK. Foreign investment risks are typically greater for securities in emerging markets, which can be more vulnerable to recessions, currency volatility, inflation and market failure.
FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.
GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.
ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells

Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
MORTGAGE- AND ASSET-BACKED SECURITIES RISK. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates.
MULTI-STYLE MANAGEMENT RISK. The management of the Fund's portfolio using different investment styles can result in higher transaction costs and lower tax efficiency than other funds which adhere to a single investment style. REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.
SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.
U.S. GOVERNMENT OBLIGATIONS RISK. U.S. Government obligations may be adversely impacted by changes in interest rates, and may not be backed by the full faith and credit of the U.S. Government.
VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.
--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

[GRAPHIC APPEARS HERE]

                      CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                     ADMINISTRATOR CLASS (Incepted on November 11, 1994)
2000            2001        2002        2003       2004         2005        2006       2007       2008        2009
7.82%          -2.94%      -15.74%     23.54%      8.07%        4.79%      12.43%      6.56%      -34.94%    28.94%

             BEST AND WORST QUARTER
  Best Quarter:       Q2    2009       15.48%
  Worst Quarter:      Q4    2008      -20.66%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                         1 YEAR           5 YEARS          10 YEARS
 ADMINISTRATOR CLASS (Incepted on November             28.94%            1.04%            2.17%
  11, 1994)
  Returns Before Taxes
 ADMINISTRATOR CLASS (Incepted on November             28.08%           -0.60%            0.73%
  11, 1994)
  Returns After Taxes on Distributions
 ADMINISTRATOR CLASS (Incepted on November             18.81%            0.31%            1.23%
  11, 1994)
  Returns After Taxes on Distributions and
Sale of Fund Shares
 S&P 500 (Reg. TM) INDEX                               26.46%            0.42%           -0.95%
  (reflects no deduction for expenses or
  taxes)
 BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX             5.93%            4.97%            6.33%
  (reflects no deduction for expenses or
  taxes)
 GROWTH BALANCED COMPOSITE INDEX                       20.65%            2.79%            2.58%
  (reflects no deduction for expenses or
  taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

FUND MANAGEMENT

INVESTMENT ADVISER    PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Wells Fargo Funds     THOMAS C. BIWER, CFA, Portfolio Manager/2005
 Management, LLC      CHRISTIAN L. CHAN, CFA, Portfolio Manager/2005
                      ANDREW OWEN, CFA, Portfolio Manager/2005

SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Wells Capital    DOUG BEATH, Portfolio Manager/2006
 Management      PETROS BOCRAY, CFA, Portfolio Manager/2009
 Incorporated    JEFFREY P. MELLAS, CAIA, Portfolio Manager/2003

References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND
SHARES
TRANSACTION POLICIES
Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees.

INSTITUTIONS PURCHASING                                                       TO PLACE ORDERS OR REDEEM
FUND SHARES                     INSTITUTIONS SELLING FUND SHARES              SHARES
------------------------------- --------------------------------------------- ----------------------------------
OPENING AN ACCOUNT              REDEMPTION INFORMATION                        MAIL: WELLS FARGO ADVANTAGE FUNDS
 Institutions which currently   Administrator Class shares must be redeemed   P.O. Box 8266
 have another account with      according to the terms of your customer       Boston, MA 02266-8266
 WELLS FARGO ADVANTAGE FUNDS    account with your financial intermediary.     INTERNET:www.wellsfargo.com/
 may open an account by         See HOW TO SELL SHARES beginning on page 48   advantagefunds
 phone or internet. If the      of the Prospectus                             PHONE OR WIRE: 1-800-222-8222 or
 institution does not have an                                                 1-800-368-7550
 account, contact your                                                        IN PERSON: Investor Center
 investment representative.                                                   100 Heritage Reserve
 FOR MORE INFORMATION                                                         Menomonee Falls,Wisconsin 53051.
 See HOW TO BUY SHARES
 beginning on page 46 of the                                                  CONTACT YOUR INVESTMENT
 Prospectus                                                                   REPRESENTATIVE.

TAX INFORMATION
Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

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